                                                                    Exhibit 99.2

                         Form 4 Joint Filer Information

Names:  Kelso Investment Associates, L.P.
        Kelso Equity Partners II, L.P.
        Kelso Partners I, L.P.
        Kelso Partners III, L.P.
        Kelso Partners IV, L.P.

Address of all Filers:  c/o Kelso and Company
                        320 Park Avenue, 24th Floor
                        New York, NY 10022

Designated Filer:       KIA III - Earle M. Jorgensen, L.P.

Issuer & Ticker Symbol: Earle M. Jorgensen Company (JOR)

Date of Event Requiring Statement: 4/20/05

Signatures

        KIA III - Earle M. Jorgensen, L.P. By: *                        4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Kelso Investment Associates, L.P. By: *                         4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Kelso Equity Partners II, L.P. By: *                            4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Kelso Partners I, L.P. By: *                                    4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Kelso Partners III, L.P. By:                                    4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Kelso Partners IV, L.P. By: *                                   4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        * By: Howard Matlin, Attorney-in-fact                           4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date